Long-term debt	12 Months Ended
Dec. 31, 2020
LONG-TERM DEBT
Long-term debt	Long-term debt
Long-term debt consists of the following:

	As at December 31	As at December 31
(in millions of U.S. dollars)	2020	2019
LONG-TERM DEBT
Senior unsecured notes - due November 15, 2022 (a)	—	397.4
Senior unsecured notes - due May 15, 2025 (b)	96.3	287.1
Senior unsecured notes - due July 15, 2027 (c)	392.9	—
Credit Facility (d)	—	30.0
Total long-term debt	489.2	714.5
(a) Senior Unsecured Notes – due November 15, 2022
On July 10, 2020, the Company completed the redemption of the 2022 Unsecured Notes. The redemption was funded from the net proceeds of its recent issue of $400 million aggregate principal amount of 7.50% Senior Notes due in 2027 and cash on hand. The Company recognized a loss on repayment of long-term debt of $6.5 million, primarily comprised of the early redemption premium paid and the de-recognition of any deferred financing charges associated with the 2022 Unsecured Notes.
(b) Senior Unsecured Notes – due May 15, 2025
On December 23, 2020, the Company completed the partial redemption of $200.0 million aggregate principal of the 2025 Unsecured Notes. The redemption was funded by cash on hand. The Company recognized a loss on repayment of long-term debt of $16.8 million, primarily comprised of the early redemption premium paid and the de-recognition of any deferred financing charges associated with the 2025 Unsecured Notes.
As at December 31, 2020 the Company has $100.0 million of senior unsecured notes outstanding that mature and become due and payable on May 15, 2025 (“2025 Unsecured Notes”). The 2025 Unsecured Notes are denominated in U.S. dollars and bear interest at the rate of 6.375% per annum. Interest is payable in arrears in equal semi-annual instalments on May 15 and November 15 of each year. Transaction costs have been offset against the carrying amount of the 2025 Unsecured Notes and are being amortized to net earnings using the effective interest method.
The 2025 Unsecured Notes are subject to a minimum interest coverage incurrence covenant of earnings before interest, taxes, depreciation, amortization, impairment, and other non-cash adjustments to interest of 2:1. The test is applied on a pro-forma basis prior to the Company incurring additional debt, entering into business combinations or acquiring significant assets, or certain other corporate actions. There are no maintenance covenants.
The 2025 Unsecured Notes are redeemable by the Company in whole or in part:
•During the 12-month period beginning on May 15 of the years indicated at the redemption prices below, expressed as a percentage of the principal amount of the 2025 Unsecured Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date:

Date	Redemption prices (%)
2020	104.78
2021	103.19
2022	101.59
2023 and thereafter	100.00

(c) Senior Unsecured Notes - due July 15, 2027
On June 24, 2020, the Company issued $400.0 million of senior unsecured notes (“2027 Unsecured Notes”) for net cash proceeds of $392.6 million after transaction costs. The face value is $400.0 million. The 2027 Unsecured Notes are denominated in U.S. dollars and bear interest at the rate of 7.50% per annum. Interest is payable in arrears in equal semi-annual instalments on January 15 and July 15 of each year.
The Company incurred initial transaction costs of $7.4 million which have been offset against the carrying amount of the 2027 Unsecured Notes and are being amortized to net earnings using the effective interest method.
The 2027 Unsecured Notes are subject to a minimum interest coverage incurrence covenant of earnings before interest, taxes, depreciation, amortization, impairment, and other non-cash adjustments to interest of 2:1. The test is applied on a pro-forma basis prior to the Company incurring additional debt, entering into business combinations or acquiring significant assets, or certain other corporate actions. There are no maintenance covenants.
The 2027 Unsecured Notes are redeemable by the Company in whole or in part:
•At any time prior to July 15, 2023 at a redemption price of 100% of the aggregate principal amount of the 2027 Unsecured Notes, plus a make-whole premium (consisting of the redemption price as described below, and future interest that would have been paid up to the first call date of July 15, 2023), plus accrued and unpaid interest, if any, to the redemption date.
•During the 12-month period beginning on July 15 of the years indicated at the redemption prices below, expressed as a percentage of the principal amount of the 2027 Unsecured Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date:

Date	Redemption prices (%)
2023	103.75
2024	101.88
2025 and thereafter	100.00

(d) Credit Facility
On December 31, 2020, the Company held a revolving credit facility (the “Credit Facility”) with a maturity date of October 2023 and has a borrowing limit of $350.0 million. In the fourth quarter of 2020, the Company entered into an amended and restated credit agreement with a syndicate of financial institutions which extended the maturity date to October 2023 and modified the maximum borrowing limit to $350 million (previously $400 million).
The Credit Facility contains various covenants customary for a loan facility of this nature, including limits on indebtedness, asset sales and liens. The Credit Facility contains three covenant tests, the minimum interest coverage ratio, being earnings before interest, taxes, depreciation, amortization, exploration, impairment and other non-cash adjustments (“Adjusted EBITDA”) to interest, the maximum net debt to Adjusted EBITDA ratio (“Leverage Ratio”), and the maximum gross secured debt to Adjusted EBITDA (“Secured Leverage Ratio”), all of which are measured on a rolling four-quarter basis at the end of every quarter. Significant financial covenants are as follows:

		Twelve months ended December 31	Twelve months ended December 31
Financial Covenant		2020	2019
FINANCIAL COVENANTS
Minimum interest coverage ratio (Adjusted EBITDA to interest)	>3.0:1.0	5.0 : 1	4.3 : 1
Maximum leverage ratio (net debt to Adjusted EBITDA)	<4.5:1.0	1.8 : 1	3.1 : 1
Maximum secured leverage ratio (secured debt to Adjusted EBITDA)	<2.0:1.0	0.3 : 1	0.7 : 1

The interest margin on drawings under the Credit Facility ranges from 1.75% to 4.25% over LIBOR, the Prime Rate or the Base Rate, based on the Company’s Leverage Ratio and the currency and type of credit selected by the Company. Based on the Company’s Leverage Ratio, the rate is 3.00% over LIBOR as at December 31, 2020 (December 31, 2019 – 3.25%). The standby fees on undrawn amounts under the Credit Facility range from 0.62% to 0.96%, depending on the Company’s Leverage Ratio. Based on the Company’s Leverage Ratio, the rate is 0.68% as at December 31, 2020 (December 31, 2019 – 0.73%).
For the year ended December 31, 2020, the Company had borrowed $35.0 million and repaid $65.0 million under the Credit Facility, resulting in $nil being drawn under the Credit Facility as at December 31, 2020. The Credit Facility has been used to issue letters of credit amounting to $46.0 million (December 31, 2019 - $118.9 million). Letters of credit relate to reclamation bonds, and other financial assurances required with various government agencies. During the year, the Company transferred from letters of credit and added approximately $102.6 million to surety bonds.
The following is a summary of the changes in liabilities arising from financing activities for the year ended December 31, 2020:

	As at December 31, 2019	Borrowings	Repayments	Fair Value changes	Interest & Accretion	As at December 31, 2020
Liabilities arising from financing activities
Long-term debt	714.5	427.6	(665.3)	—	12.4	489.2
Interest payable	5.7	—	(36.5)	—	47.5	16.7
Gold stream obligation	164.5	—	(24.1)	77.5	—	217.9
New Afton free cash flow interest obligation	—	300.0	—	136.1	—	436.1
Total	884.7	727.6	(725.9)	213.6	59.9	1,159.9